THE DUNHAM FUNDS

Supplement dated May 22, 2007

To the to the Statement of Additional Information, dated February 28, 2007

Effective immediately, the following replaces the disclosure regarding Rigel Capital, LLC under “PORTFOLIO MANAGERS.”

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to the Dunham Funds and assets under management in those accounts as of April 30, 2007:

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
George B. Kauffman Rigel Capital, LLC(2)	Dunham Large Cap Growth Fund	2	$185.7	4	$21.0	177	$2,058.1	$2,264.8
John Corby Rigel Capital, LLC(2)	Dunham Large Cap Growth Fund	2	$185.7	4	$21.0	177	$2,058.1	$2,264.8
Linda C. Olsen Rigel Capital, LLC (2)	Dunham Large Cap Growth Fund	2	$185.7	4	$21.0	177	$2,058.1	$2,264.8
Richard N. Stice Rigel Capital, LLC (2)	Dunham Large Cap Growth Fund	2	$185.7	4	$21.0	177	$2,058.1	$2,264.8
Jeff L. Schmidt Rigel Capital, LLC(2)	Dunham Large Cap Growth Fund	2	$185.7	4	$21.0	177	$2,058.1	$2,264.8
Jeffrey B. Kauffman Rigel Capital, LLC(2)	Dunham Large Cap Growth Fund	2	$185.7	4	$21.0	177	$2,058.1	$2,264.8
Alexander S. Frink Rigel Capital, LLC(2)	Dunham Large Cap Growth Fund	2	$185.7	4	$21.0	177	$2,058.1	$2,264.8

(2)   Mr. Kauffman is responsible for one registered investment company account that pays a performance-based fee with a value of $42.0 million and one separate account that pays a performance-based fee with a value of $15.0 million.